UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Invesco Insured Municipal Bond Trust
Invesco Insured Municipal Income Trust
Invesco Quality Municipal Income Trust
Invesco Quality Municipal Investment Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

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Closed-end Proxy Voting Information
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•	Retail Proxy Voting Information
Invesco Quality Municipal Investment Trust
Proxy statements were mailed on or about July 12, 2011, to shareholders of record as of the close of business on May 18, 2011 for Invesco Quality Municipal Investment Trust. The purpose of the proxy statement is to elect Trustees of the Fund. The proxy statement contains information about the Fund and the election. You can also access your Fund’s proxy statement, common questions regarding your Fund’s proposal, annual report, and semi-annual report by clicking on the Fund name listed below.
Invesco Quality Municipal Investment Trust
Invesco Closed-End Funds
Proxy statements were mailed on or about June 13, 2011, to shareholders of record as of the close of business on May 18, 2011 for Invesco Closed-End Funds. The purpose of the proxy statement is to elect Trustee/Directors of the Funds. The proxy statement contains information about the Funds and the election. You can also access your Fund’s proxy statement, common questions regarding your Fund’s proposal, annual report, and semi-annual report by clicking on the Fund name listed below.
The shareholder meeting was held on July 14, 2011, as scheduled and adjourned until August 4, 2011 at 3:15 p.m. Central Time in order to solicit additional votes. The reconvened meeting will be held at the same location.
Although the shareholder meeting has been adjourned until August 4, 2011, you still have time to vote your fund’s shares. You can also access your Fund’s proxy statement, common questions regarding your Fund’s proposal and annual report by clicking on the fund name listed below.
Invesco Van Kampen Closed-End Funds
Proxy statements were mailed on or about May 20, 2011, to shareholders of record as of the close of business on May 5, 2011 for Invesco Van Kampen Closed-End Funds. The purpose of the proxy statement, among other things, is to elect Trustees of the funds. The proxy statement contains disclosure information about the proposals for which votes have been solicited. You can also access your Fund’s proxy statement, common questions regarding your Fund’s proposal, annual report, and semi-annual report by clicking on the fund name listed below.
The shareholder meeting was held on June 17, 2011, as scheduled and adjourned until July 19, 2011 at 3:00 p.m. Central Time in order to solicit additional votes. The reconvened meeting will be held at the same location.
Although the shareholder meeting has been adjourned until July 19, 2011, you still have time to vote your fund’s shares. You can also access your Fund’s proxy statement, common questions regarding your Fund’s proposal and annual report by clicking on the fund name listed below.

How to vote
You may cast your vote by any of the following methods. However you choose to vote, it is important that you vote now to save the expense of additional solicitations.

By Internet	You may vote your shares for Invesco Van Kampen Closed-End Funds, Invesco Closed-End Funds and Invesco Quality Municipal Investment Trust at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.	By Telephone	Call toll-free 1.800.337.3503 to vote for the Invesco Van Kampen Closed-End Funds, Invesco Closed-End Funds and Invesco Quality Municipal Investment Trust. Enter the control number listed on the proxy card and follow the recorded instructions.

Enter the control number listed on the proxy card you received in the mail and follow the instructions on the web site.

By Mail	Complete and sign the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.	In Person	The joint annual meeting of shareholders for Invesco Van Kampen Closed-End Funds will be held on July 19, 2011.

The joint annual meeting of shareholders for the Invesco Closed-End Funds will be held on August 4, 2011.

The annual meeting of shareholders for Invesco Quality Municipal Investment Trust will be held on August 4, 2011.

Please notify Invesco at 1.800.952.3502 if you plan to attend the meeting.
If you have any questions...
If you have questions on the Invesco Van Kampen Closed-End Funds, Invesco Closed-End Funds and Invesco Quality Municipal Investment Trust proxy statement or the voting process, please contact your financial consultant or call Invesco toll-free at 1-800-341-2929 option 2 any business day between 8:00 a.m. and 5:00 p.m. CT.
If we have not received your proxy card after a reasonable amount of time, a representative from our proxy solicitation firm, the Altman Group, may contact you to remind you to exercise your right to vote.
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Invesco Investment Services, Inc. 07/2011

©2011 Invesco Ltd. All rights reserved.

Advisor Home > Client Accounts > Closed-end Proxy Voting
Transfer/Rollover Status
Account Access
Variable Insurance Accounts
Service Center
Tax Center
Retail Proxy Voting
Closed-end Proxy Voting
Invesco Closed-End Proxy Information by Fund
Invesco Insured Municipal Bond Trust
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by logging onto the Web address listed on the enclosed proxy card. Have your proxy card in hand in order to follow the instructions given on the Web site.
Additional fund materials:
•	Annual Report
Invesco Insured Municipal Income Trust
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by logging onto the Web address listed on the enclosed proxy card. Have your proxy card in hand in order to follow the instructions given on the Web site.
Additional fund materials:
•	Annual Report
Invesco Quality Municipal Investment Trust
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by logging onto the Web address listed on the enclosed proxy card. Have your proxy card in hand in order to follow the instructions given on the Web site.
Additional fund materials:
•	Annual Report
Invesco Quality Municipal Income Trust
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by logging onto the Web address listed on the enclosed proxy card. Have your proxy card in hand in order to follow the instructions given on the Web site.
Additional fund materials:
•	Annual Report

Prospectuses | Help | Site Map | Terms of Use | Privacy | Legal Information | Business Continuity Plan | Money Market Funds
Follow Us:
Invesco Investment Services, Inc. 07/2011
©2011 Invesco Ltd. All rights reserved.

Thank you for calling Invesco.
If you plan to attend the Invesco Retail Funds Shareholder Meeting Press 1.
If you plan to attend the Joint Annual Meeting of Shareholders for the Invesco Van Kampen Closed-End Funds Press 2.
If you plan to attend the Joint Annual Meeting of Shareholders for the Invesco Closed-End Funds Press 3.
If you plan to attend the Annual Meeting of Shareholders for Invesco Quality Municipal Investment Trust Press 4.
OPTION 1	Thank you for planning to attend the upcoming Shareholder Meeting which has been adjourned until 3:15 p.m. central time on September 14, 2011.

Please press 1 then state your full name and the number of persons that will be attending the meeting. Thank you for calling Invesco.

If you have questions about this proxy Press 2.

OPTION 2 Thank you for calling Invesco. You are now being routed to the client services phone que. [Internal note they will be routed to ext. 5200]

Again thank you for calling Invesco.

OPTION 2	Thank you for planning to attend the upcoming Joint Annual Meeting of Shareholders for the Invesco Van Kampen Closed-End Funds which has been adjourned until 3:00 p.m. central standard time on July 19, 2011.

Please press 1 then state your full name and the number of persons that will be attending the meeting. Thank you for calling Invesco.

If you have questions about this proxy Press 2.

OPTION 2 Thank you for calling Invesco. You are now being routed to the client services phone que. [Internal note they will be routed to ext. 2326.]

Again thank you for calling Invesco.

OPTION 3	Thank you for planning to attend the upcoming Joint Annual Meeting of Shareholders for the Invesco Closed-End Fund which has been adjourned until 3:15 p.m. central standard time on August 4, 2011.

Please press 1 then state your full name and the number of persons that will be attending the meeting. Thank you for calling Invesco.

If you have questions about this proxy Press 2.

OPTION 2 Thank you for calling Invesco. You are now being routed to the client services phone que. [Internal note they will be routed to ext. 2326.]

OPTION 4	Thank you for planning to attend the upcoming Annual Meeting of Shareholders for Invesco Quality Municipal Investment Trust currently scheduled for 3:00 p.m. central standard time on August 4, 2011.

Please press 1 then state your full name and the number of persons that will be attending the meeting. Thank you for calling Invesco.

If you have questions about this proxy Press 2.

OPTION 2 Thank you for calling Invesco. You are now being routed to the client services phone que. [Internal note they will be routed to ext. 2326.]